Accrued Settlement Costs	12 Months Ended
Dec. 31, 2024
Angel Studios, Inc. CIK: 0001671941
Accrued Settlement Costs
9.	Accrued Settlement Costs

In September 2020, the Company recorded an expense on the consolidated statements of operations and an accrued settlement cost on the consolidated balance sheets of $5.3 million because of a settlement from the chapter 11 bankruptcy case that was filed on October 18, 2017. The total amount due from litigation and the resulting bankruptcy case was $62.5 million, however, as part of the settlement agreement, it was agreed that the $62.5 million will be lowered to $9.9 million, payable over fourteen years without interest, as long as the Company makes timely payments and there is no breach or violation of the settlement agreement that remains uncured. As a result of this settlement, and the Company’s plans to not break or violate the settlement agreement, the Company recorded an expense of $5.3 million during the year ended December 31, 2020. The Company recorded the present value of $9.9 million with an imputed interest rate of 10.0%. Payments of $0.2 million are due quarterly. As of December 31, 2024 and 2023, the outstanding balance on the consolidated balance sheets is $4.4 million and $4.6 million, respectively, and all payments are current.

Because the Company had no uncured payment faults and did not default on its settlement promises through the date of this Annual Report on Form 10-K, the Company maintains the option to pay the remaining balance on the note, less a discount of $2.1 million. The Company can elect to extend this option through October 2025.

The following table summarizes the scheduled maturities of short-term and long-term settlement costs for the five years subsequent to December 31, 2024:

Year Ending December 31:	Amount
2025	$280,238
2026	309,331
2027	341,443
2028	376,890
2029	416,016
Thereafter	2,648,053
Total	$4,371,971